UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments — Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)
211 Maint Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)
Randall W. Merk
Schwab Investments — Schwab Global Real Estate Fund
211 Main Street, San Francisco, California 94105

(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: February 28
Date of reporting period: August 31, 2010

Item 1: Report(s) to Shareholders.

Semiannual report dated August 31, 2010 enclosed.

Schwab Global Real Estate Fundtm

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Schwab Global Real Estate Fundtm

Semiannual Report
August 31, 2010

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab Global Real Estate Fundtm (Ticker Symbol: SWASX)[1]	6.73%

FTSE EPRA/NAREIT Global Index	7.65%
Fund Category: Morningstar Specialty–Real Estate	5.32%

Performance Details	pages 6-7

Minimum Initial Investment[2]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

[1]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

[2]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Global Real Estate Fund

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

We are pleased to provide you with this semiannual report to shareholders of the Schwab Global Real Estate Fundtm. The content covers the six-month period ending August 31, 2010, and includes information about the performance and management of the fund.

Investments in the global real estate market can be an important component in an investor’s portfolio. The fund’s broad exposure to different countries, regions, and property sectors can help to reduce risk that might otherwise be present if the fund were more concentrated in a specific geographic area or sector. At the end of the reporting period, the Schwab Global Real Estate Fund held positions in 16 different countries.

Although the fund returned nearly 7% during the period under review, it has also experienced periods of volatile and sometimes negative returns. This fact reminds us of the importance of broad portfolio diversification. At Schwab, we encourage our investors to periodically review their portfolios, and when needed, make changes so that they are consistent with their tolerance for risk and aligned with their investment goals.

For details about the performance of the fund, please see the manager’s discussion and analysis on the following pages. If you have any questions about the Schwab Global Real Estate Fundtm, or any other Schwab Fund, we are always available at 1-800-435-4000, and additional resources may be found on schwab.com.

Thank you for investing with us.

Sincerely,

Schwab Global Real Estate Fund 3

The Investment Environment

In terms of real estate fundamentals, global markets showed signs of recovery at different rates. This was to be expected. However, with the possible exception of Brazil, few major markets have shown persistent strength across all property categories. For example, Hong Kong emerged during the six-month period as one of the world’s most attractive real estate markets. Yet, offsetting the rebound in Hong Kong’s commercial property sector was the concern that a property bubble had developed in the for-sale residential sector, both in Hong Kong and on the Chinese mainland (where many Hong Kong-based companies have also invested).

In the United States, which remained the world’s largest real estate market, conditions were mixed. While the hotel and residential rental sectors clearly improved, other major property sectors such as office, retail, and industrial had, at best, stabilized. Despite the lingering property oversupply, U.S. real estate stocks were the best performers among the major real estate markets during the six-month period, in part, because the market anticipated improvement in U.S. real estate fundamentals.

In terms of global property sectors, lodging showed itself to be on the rebound during the six-month period. While this sector is notoriously cyclical, hotels benefited from a resurgence of travel related to business and leisure and to a decline in construction in many mature markets.

There was one other trend that remained clear, from our perspective. By virtue of their transparency and improved balance sheets, publicly-traded real estate companies continued to have access to capital on attractive terms, not only in the United States but also, increasingly, in other countries. Furthermore, we started to see the formation of new Real Estate Investment Trusts (REITs) in the United States and abroad. Examples included Malaysia, and Canada—with future listings possible in Singapore, the Philippines, and Germany. Thus, we think that the market has recognized that REITs could be well-positioned to capitalize on attractive property opportunities as economies rebound and resume growth.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

−4.04%	S&P 500 Index: measures U.S. large-cap stocks

7.65%	FTSE EPRA/NAREIT Global Index: measures (in U.S. dollars) real estate equities worldwide

−2.71%	MSCI-EAFE Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.81%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Global Real Estate Fund

Fund Management

Dionisio Meneses, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in 2007 and has worked in real estate research, analysis and investment since 1985.

Schwab Global Real Estate Fund 5

Schwab Global Real Estate Fund™

The Schwab Global Real Estate Fund seeks capital growth and income consistent with prudent investment management. The fund returned 6.73% for the six-month period that ended August 31, 2010, while the FTSE EPRA/NAREIT Global Index returned 7.65%. The fund invests in real estate markets and property sectors based on proprietary research models that track and measure real estate fundamentals and security relative value.

The global real estate markets fluctuated significantly during the six-month period. While we began the period with the view that the global economy was on the mend, it became clear that progress would be stop-and-go. The fund’s investment strategy is to maintain exposure to global real estate equity across different countries and regions under normal market conditions. For the period, this exposure included both developed and emerging economies, which allowed allocation across the value-growth spectrum. In general, the developed countries offered value, while emerging countries offered growth. The fund was invested in 16 countries on August 31, 2010.

In developed countries, security selection in Australia, Canada and Japan contributed positively to the fund’s performance relative to the index, while allocation and security selection in the United States was the primary detractor to relative performance. The underperformance was primarily driven by the 3% (on average) weight to the U.S. homebuilding sector, which is not an index constituent. The fund’s allocation to the aforementioned sector consisted of Lennar Corporation (LEN) and D. R. Horton (DHI), both large U.S. homebuilders. The investments in both LEN and DHI were premised on attractive valuation, yet tempered by their volatility. Mitigating this underperformance in the U.S. was the fund’s overweight positioning and stock selection in residential REITs (rental apartments), in particular, Essex Property Trust (ESS) and AvalonBay Communities (AVB).

In emerging countries, allocations and security selection in Brazil and China positively contributed to relative performance, while India detracted from relative performance. The fund reduced its exposure to China during the period in recognition of the political risk relative to for-sale residential real estate, a very important property sector for many companies investing in China.

At the end of the period, the fund maintained its exposure across both geography and property sector with strategic allocation utilizing its tenured investment processes.

As of 8/31/10:
 Style Assessment1

 Country Weightings % of Investments

United States	39.0%

Hong Kong	14.2%

Australia	7.3%

Japan	7.1%

Singapore	5.5%

Canada	5.5%

United Kingdom	5.4%

France	5.0%

Brazil	4.5%

China	2.0%

Switzerland	1.3%

Other Countries	3.2%

Total	100.0%

 Statistics

Number of Holdings	114
Weighted Average Market Cap ($ x 1,000,000)	$9,064
Price/Earnings Ratio (P/E)	25.2
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate[3]	77%

 Industry Weightings % of Investments

Real Estate Management & Development	27.8%
Retail REITs	22.1%
Diversified REITs	10.2%
Office REITs	10.1%
Specialized REITs	8.9%
Residential REITs	7.5%
Homebuilding	6.1%
Industrial REITs	3.0%
Hotel, Resorts & Cruise Lines	2.5%
Short-Term Investments	1.8%
Total	100.0%

 Top Holdings % of Net Assets2

Simon Property Group, Inc.	4.4%
Westfield Group	4.0%
Sun Hung Kai Properties Ltd.	3.9%
Unibail-Rodamco SE	3.5%
Vornado Realty Trust	2.7%
Boston Properties, Inc.	2.3%
Mitsui Fudosan Co., Ltd.	2.2%
Host Hotels & Resorts, Inc.	2.0%
Land Securities Group plc	1.9%
Public Storage	1.7%
Total	28.6%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/10, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	Not annualized.

6 Schwab Global Real Estate Fund

 Schwab Global Real Estate Fundtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

May 31, 2007 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1,5

 Average Annual Total Returns1,2,3,5

Fund and Inception Date	6 Months	1 Year	Since Inception

Fund: Schwab Global Real Estate Fundtm (5/31/07)	6.73%	14.49%	-11.16%
FTSE EPRA/NAREIT Global Index	7.65%	14.66%	-11.51%
Fund Category: Morningstar Global Real Estate	5.32%	11.12%	-13.57%

Fund Expense Ratios4: Net 1.05%; Gross 1.29%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Small company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FT or the Exchange, and FT and the Exchange do not make any representation regarding the advisability of investing in shares of the fund.

The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the financial highlights section of the financial statements.
[5]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Global Real Estate Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2010 and held through August 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period [1]
	(Annualized)	at 3/01/10	at 8/31/10	3/01/10–8/31/10

Schwab Global Real Estate Fundtm
Actual Return	1.05%	$1,000	$1,067.30	$5.47
Hypothetical 5% Return	1.05%	$1,000	$1,019.91	$5.35

[1]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Global Real Estate Fund

Schwab Global Real Estate Fund

Financial Statements

Financial Highlights

	3/1/10–		3/1/09–	3/1/08–	5/31/07[2]–
	8/31/10*		2/28/10[1]	2/28/09	2/29/08

Per-Share Data ($)

Net asset value at beginning of period	5.71		3.27	7.89	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10		0.16	0.16	0.16
Net realized and unrealized gains (losses)	0.28		2.64	(4.65)	(2.05)

Total from investment operations	0.38		2.80	(4.49)	(1.89)
Less distributions:
Distributions from net investment income	(0.20)		(0.36)	(0.13)	(0.22)

Net asset value at end of period	5.89		5.71	3.27	7.89

Total return (%)	6.73	[3]	86.27	(57.72)	(19.06)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	[4]	1.07 [5]	1.05	1.05	[4]
Gross operating expenses	1.22	[4]	1.30	1.24	1.17	[4]
Net investment income (loss)	3.02	[4]	2.31	2.83	2.06	[4]
Portfolio turnover rate	77	[3]	115	108	67	[3]
Net assets, end of period ($ x 1,000,000)	159		147	45	167

* Unaudited.

1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Commencement of operations.
3 Not annualized.
4 Annualized.
5 The ratio of net operating expenses would have been 1.05% if certain non-routine expenses (proxy and tax expense) had not been incurred.

See financial notes 9

 Schwab Global Real Estate Fund

Portfolio Holdings as of August 31, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.4%	Common Stock	131,824,450	154,394,555
0.0%	Warrants	—	10,974
1.8%	Short-Term Investments	2,774,383	2,768,088

99.2%	Total Investments	134,598,833	157,173,617
0.8%	Other Assets and Liabilities, Net		1,329,559

100.0%	Net Assets		158,503,176

	Number	Value
Security	of Shares	($)

Common Stock 97.4% of net assets

Asia Pacific and Other 41.5%

Australia 6.9%
CFS Retail Property Trust	490,000	844,840
GPT Group	598,000	1,596,016
Stockland	602,432	2,120,671
Westfield Group	564,974	6,315,298

		10,876,825

Brazil 4.5%
Brookfield Incorporacoes S.A.	173,700	896,069
Cyrela Brazil Realty S.A.	55,000	683,644
Iguatemi Empresa de Shopping Centers S.A.	81,700	1,572,362
Multiplan Empreendimentos Imobiliarios S.A.	105,750	2,005,110
PDG Realty S.A. Empreendimentos e Participacoes	114,500	1,176,131
Rossi Residencial S.A.	89,700	774,293

		7,107,609

China 2.0%
Agile Property Holdings Ltd.	634,000	746,046
Guangzhou R&F Properties Co., Ltd., Class H	1,327,200	1,937,615
Hopson Development Holdings Ltd.	368,000	431,199

		3,114,860

Hong Kong 13.9%
Hang Lung Properties Ltd.	100,000	449,119
Henderson Land Development Co., Ltd.	358,000	2,207,894
Hongkong Land Holdings Ltd.	419,000	2,252,485
Hysan Development Co., Ltd.	315,000	1,002,332
Kerry Properties Ltd.	330,000	1,671,284
Lai Sun Development Co., Ltd. *	55,192,000	1,084,718
Mandarin Oriental International Ltd.	581,000	808,475
New World Development Co., Ltd.	1,200,000	1,938,581
Regal Real Estate Investment Trust	3,058,500	799,266
Sino Land Co., Ltd.	690,000	1,214,649
Sun Hung Kai Properties Ltd.	437,454	6,174,789
The Hongkong & Shanghai Hotels Ltd.	500,876	847,737
The Link REIT	550,718	1,613,237

		22,064,566

India 1.0%
Indiabulls Real Estate Ltd. *	213,520	759,639
Indian Hotels Co., Ltd.	353,000	771,121

		1,530,760

Japan 7.0%
Advance Residence Investment *	963	1,505,012
GOLDCREST Co., Ltd.	71,120	1,481,276
Japan Hotel & Resort, Inc.	370	849,251
Mitsubishi Estate Co., Ltd.	106,000	1,594,361
Mitsui Fudosan Co., Ltd.	212,000	3,440,190
Sumitomo Realty & Development Co., Ltd.	120,000	2,290,064

		11,160,154

Mexico 0.8%
Consorcio ARA, S.A. de C.V.	1,198,300	695,409
Desarrolladora Homex S.A. de C.V. *	123,000	570,019

		1,265,428

Singapore 4.9%
CapitaRetail China Trust	1,300,000	1,191,262
CDL Hospitality Trusts	400,000	590,945
Frasers Centrepoint Trust	450,000	462,342
Keppel Land Ltd.	556,895	1,599,735
Mapletree Logistics Trust	2,490,000	1,544,965
Singapore Land Ltd.	161,000	805,197
Suntec Real Estate Investment Trust	1,467,000	1,539,325

		7,733,771

United Arab Emirates 0.5%
Emaar Properties *	1,000,000	888,390

		65,742,363

Europe 12.3%

Austria 0.2%
Sparkassen Immobilien AG *	42,000	276,001

France 5.0%
Gecina S.A.	16,403	1,633,106
Klepierre	27,046	824,272
Unibail-Rodamco SE	28,965	5,439,675

		7,897,053

Germany 0.5%
Deutsche Wohnen AG *	87,743	853,624

10 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Switzerland 1.2%
Allreal Holding AG - Reg’d	6,438	806,613
PSP Swiss Property AG - Reg’d *	5,000	338,058
Swiss Prime Site AG - Reg’d *	13,185	857,899

		2,002,570

United Kingdom 5.4%
British Land Co. plc	232,000	1,616,429
Derwent London plc	35,000	753,495
Great Portland Estates plc	170,678	824,664
Land Securities Group plc	324,905	3,033,275
London & Stamford Property Ltd.	436,784	761,982
Shaftesbury plc	40,000	254,615
Unite Group plc	456,411	1,306,184

		8,550,644

		19,579,892

North America 43.6%

Canada 5.4%
Boardwalk Real Estate Investment Trust	39,068	1,633,649
Brookfield Properties Corp.	130,000	1,862,803
Canadian Apartment Properties Real Estate Investment Trust	76,386	1,192,692
Canadian Real Estate Investment Trust	53,218	1,555,592
Extendicare Real Estate Investment Trust	88,000	822,769
RioCan Real Estate Investment Trust	79,143	1,549,684

		8,617,189

United States 38.2%
Alexandria Real Estate Equities, Inc.	22,693	1,574,213
AMB Property Corp.	68,288	1,624,572
American Campus Communities, Inc.	42,400	1,263,096
AvalonBay Communities, Inc.	18,739	1,971,718
BioMed Realty Trust, Inc.	47,000	803,230
Boston Properties, Inc.	45,174	3,677,164
Cogdell Spencer, Inc.	127,000	784,860
Corporate Office Properties Trust	33,555	1,211,336
D.R. Horton, Inc.	103,388	1,060,761
DiamondRock Hospitality Co. *	102,000	893,520
Digital Realty Trust, Inc.	40,752	2,415,371
Duke Realty Corp.	72,873	816,906
Entertainment Properties Trust	19,557	842,711
Equity One, Inc.	48,000	767,520
Equity Residential	50,290	2,304,791
Essex Property Trust, Inc.	15,051	1,591,944
Federal Realty Investment Trust	19,660	1,558,841
Home Properties, Inc.	5,000	252,500
Host Hotels & Resorts, Inc.	244,929	3,215,918
Kilroy Realty Corp.	42,577	1,324,570
Kimco Realty Corp.	86,035	1,282,782
LaSalle Hotel Properties	37,660	793,496
Lennar Corp., Class A	170,256	2,242,272
Mack-Cali Realty Corp.	27,500	848,375
ProLogis	149,167	1,618,462
Public Storage	27,864	2,731,229
Regency Centers Corp.	39,242	1,430,763
Simon Property Group, Inc.	76,748	6,941,857
SL Green Realty Corp.	25,692	1,548,714
Starwood Hotels & Resorts Worldwide, Inc.	32,566	1,521,809
Starwood Property Trust, Inc.	39,169	744,994
Tanger Factory Outlet Centers, Inc.	17,653	815,922
The Macerich Co.	31,070	1,286,919
Ventas, Inc.	31,419	1,586,974
Vornado Realty Trust	53,020	4,297,801
Weingarten Realty Investors	40,000	807,200

		60,455,111

		69,072,300

Total Common Stock
(Cost $131,824,450)		154,394,555

Warrants 0.0% of net assets

Asia Pacific and Other 0.0%

Hong Kong 0.0%
Henderson Land Development Ltd. *	81,300	10,974

Total Warrants
(Cost $—)		10,974

	Face Amount
Security	Local Currency	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 1.8% of net assets

Time Deposits 1.8%
Bank of America
Australian Dollar
3.44%, 09/01/10	606,229	539,362
Branch Bank & Trust
US Dollar
0.03%, 09/01/10	800,967	800,967
Brown Brothers Harriman
Canadian Dollar
0.10%, 09/01/10	89,245	83,692
US Dollar
0.03%, 09/01/10	2,656	2,656
Citibank
Hong Kong Dollar
0.01%, 09/01/10	1,897,509	243,935
New Zealand Dollar
2.07%, 09/01/10	236,791	165,115

See financial notes 11

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Face Amount
Security	Local Currency	Value
Rate, Maturity Date	($)	($)
JPMorgan Chase
Singapore Dollar
0.01%, 09/01/10	1,263,815	932,361

Total Short-Term Investments
(Cost $2,774,383)		2,768,088

End of Investments.

At 08/31/10, the tax basis cost of the fund’s investments was $144,487,483 and the unrealized appreciation and depreciation were $14,387,365 and ($1,701,231), respectively, with a net unrealized appreciation of $12,686,134.

As of 08/31/10, the values of certain foreign securities held by the fund aggregating $74,526,999 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.

12 See financial notes

 Schwab Global Real Estate Fund

Statement of
Assets and Liabilities
As of August 31, 2010; unaudited.

Assets

Investments, at value (cost $134,598,833)		$157,173,617
Receivables:
Investments sold		3,001,708
Dividends		194,630
Fund shares sold		66,313
Foreign tax reclaims		31,104
Interest		1
Prepaid expenses	+	4,060

Total assets		160,471,433

Liabilities

Foreign currency, at value (cost $117,490)		116,938
Payables:
Investments bought		1,732,802
Investment adviser and administrator fees		7,928
Shareholder services fees to affiliate		4,021
Fund shares redeemed		62,165
Trustees’ fees		1,194
Accrued expenses	+	43,209

Total liabilities		1,968,257

Net Assets

Total assets		160,471,433
Total liabilities	−	1,968,257

Net assets		$158,503,176

Net Assets by Source
Capital received from investors		277,849,531
Distribution in excess of net investment income		(4,786,411)
Net realized capital losses		(137,129,705)
Net unrealized capital gains		22,569,761

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$158,503,176		26,898,119		$5.89

See financial notes 13

 Schwab Global Real Estate Fund

Statement of
Operations
For March 1, 2010 through August 31, 2010; unaudited.

Investment Income

Dividends (net of $131,007 foreign withholding tax)		$3,164,111
Interest	+	8,755

Total investment income		3,172,866

Expenses

Investment adviser fees		599,661
Shareholder service fees		192,430
Portfolio accounting fees		36,403
Professional fees		32,746
Shareholder reports		31,164
Custodian fees		28,645
Registration fees		8,879
Transfer agent fees		8,319
Trustees’ fees		3,616
Interest expense		390
Other expenses	+	7,209

Total expenses		949,462
Expense reduction by adviser	−	131,352

Net expenses	−	818,110

Net investment income		2,354,756

Realized and Unrealized Gains (Losses)

Net realized gains on investments		1,912,740
Net realized gains on foreign currency transactions	+	147,878

Net realized gains		2,060,618
Net unrealized gains on investments		5,329,531
Net unrealized losses on foreign currency translations	+	(6,328)

Net unrealized gains	+	5,323,203

Net realized and unrealized gains		7,383,821

Increase in net assets resulting from operations		$9,738,577

14 See financial notes

 Schwab Global Real Estate Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

3/1/10-8/31/10			3/1/09-2/28/10
Net investment income		$2,354,756	$3,276,451
Net realized gains (losses)		2,060,618	(29,490,186)
Net unrealized gains	+	5,323,203	91,875,867

Increase in net assets from operations		9,738,577	65,662,132

Distributions to Shareholders[1]

Distributions from net investment income
Investor Shares		—	694,768
Select Shares	+	5,160,903	8,010,685

Total distributions from net investment income		$5,160,903	$8,705,453

Transactions in Fund Shares1

		3/1/10-8/31/10		3/1/09-2/28/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		—	$—	530,973	$2,466,724
Select Shares	+	2,739,217	16,027,311	14,797,678	84,809,867

Total shares sold		2,739,217	$16,027,311	15,328,651	$87,276,591

Shares Reinvested
Investor Shares		—	$—	135,941	$598,454
Select Shares	+	497,891	2,852,827	778,886	4,409,360

Total shares reinvested		497,891	$2,852,827	914,827	$5,007,814

Shares Redeemed
Investor Shares		—	$—	(10,413,036)	($59,676,702)
Select Shares	+	(2,035,815)	(11,764,904)	(3,548,996)	(19,484,683)

Total shares redeemed		(2,035,815)	($11,764,904)	(13,962,032)	($79,161,385)

Net transactions in fund shares		1,201,293	$7,115,234	2,281,446	$13,123,020

Shares Outstanding and Net Assets

		3/1/10-8/31/10		3/1/09-2/28/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		25,696,826	$146,810,268	23,415,380	$76,730,569
Total increase	+	1,201,293	11,692,908	2,281,446	70,079,699

End of period		26,898,119	$158,503,176	25,696,826	$146,810,268

Distributions in excess of net investment income			($4,786,411)		($1,980,264)

[1]	Effective September 28, 2009, all outstanding Investor Shares (9,121,290 shares valued at $53,948,781) combined with Select Shares, resulting in a single class of shares of the fund.

See financial notes 15

 Schwab Global Real Estate Fund

Financial Notes

1. Business Structure of the Funds:

Schwab Global Real Estate Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)
Schwab Global Real Estate Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Premier Income Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund
Schwab Tax-Free Bond Fund Schwab California Tax-Free Bond Fund Schwab Tax-Free YieldPlus Fund Schwab California Tax-Free YieldPlus Fund Schwab 1000 Index Fund

Schwab Global Real Estate Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see Note 8) at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Prior to September 29, 2009, the fund offered two share classes: Investor Shares and Select Shares. Shares of each class represented an interest in the same portfolio. Effective September 28, 2009, all outstanding Investor Shares were converted into Select Shares and the fund no longer offers separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares became an former owner of Select Shares of the funds.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	International Fair Valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that trade in markets that close prior to when the fund values its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

benchmark. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Futures contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by the underlying fund in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 Prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of August 31, 2010:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock
Asia Pacific and Other(a)	$8,373,037	$—	$—	$8,373,037
Australia	—	10,876,825	—	10,876,825
China	—	3,114,860	—	3,114,860
Hong Kong	—	22,064,566	—	22,064,566
India	—	1,530,760	—	1,530,760
Japan	—	11,160,154	—	11,160,154
Singapore	—	7,733,771	—	7,733,771
United Arab Emirates	—	888,390	—	888,390
Europe(a)	853,624	—	—	853,624
Austria	—	276,001	—	276,001
France	—	7,897,053	—	7,897,053
Switzerland	806,613	1,195,957	—	2,002,570
United Kingdom	761,982	7,788,662	—	8,550,644
North America(a)	69,072,300	—	—	69,072,300
Warrants(a)	10,974	—	—	10,974
Short-Term Investments(a)	—	2,768,088	—	2,768,088

Total	$79,878,530	$77,295,087	$—	$157,173,617

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance			Change in				Balance
	as of	Accrued	Realized	Unrealized	Net	Gross	Gross	as of
	February 28,	Discounts	Gain	Gain	Purchases	Transfers	Transfers	August 31,
Investments in Securities	2010	(Premiums)	(Loss)	(Loss)	(Sales)	in	out	2010

Common Stock
Asia Pacific and Other
Japan	$2,124,416	$—	$—	$239,419	($2,363,835)	$—	$—	$—

Total	$2,124,416	$—	$—	$239,419	($2,363,835)	$—	$—	$—

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The funds have adopted the new guidance for the current six-month period ended August 31, 2010. There were no significant transfers between Level 1 and Level 2 for the six-month period ended August 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Portfolio Investments:

Real Estate Investment Trusts: The fund may own shares of real estate trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REITs.

Repurchase Agreement: The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements are fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase or sale price under the agreement.

Securities Lending: Under the Securities Lending Program, a fund (the “Lender”) may make short-term loans of their securities to another party (the “Borrower”) to generate additional revenue from their portfolio. The Borrower provides cash, U.S. government securities or letters of credit as collateral against the loans in an amount at least equal to 100% of the market value of the loaned securities.

The cash collateral of securities loaned is invested in registered 2a-7 money market portfolios. The investments of collateral are mark-to-market daily and the value of the collateral must be at least 100% of the market value of the loan securities each day. If the value of the collateral falls below 100% it will be adjusted the following day.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gains or loss accordingly. The fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund may record certain foreign security dividends on the day it learns of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the note proceeds are received.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income and net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to the fund to be remote.

3. Risk Factors:

Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but no limited to, those described below:

Stock and bond markets and the values of securities held by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time. Even the larger REITS and other real estate companies, may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small- and mid-cap holdings could reduce performance.

The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further,

 Schwab Global Real Estate Fund

Financial Notes (continued)

3. Risk Factors (continued):

REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Interest rates rise and fall over time, which will affect the fund’s yield and share price. The credit quality of a portfolio investment could also cause the fund’s share price to fall. The fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Debt securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. Certain fund transactions, such as derivatives, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

The fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, a single adverse economic, political or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.

As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

 Schwab Global Real Estate Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets.

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholder of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund to limit (“expense limitation”) the total annual fund operating expenses to 1.05%, excluding interest, taxes and certain non-routine expenses for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of the Schwab Global Real Estate Fund owned by other Schwab Funds as of August 31, 2010:

Target 2010 Fund	0.9%
Target 2015 Fund	0.7%
Target 2020 Fund	5.2%
Target 2025 Fund	1.4%
Target 2030 Fund	7.2%
Target 2035 Fund	1.2%
Target 2040 Fund	7.2%
Monthly Income Fund — Moderate Payout	1.3%
Monthly Income Fund — Enhanced Payout	3.8%
Monthly Income Fund — Maximum Payout	2.1%

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of August 31, 2010, the fund had no security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

 Schwab Global Real Estate Fund

Financial Notes (continued)

6. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund covered in this report has custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

There was no borrowing from the lines of credit for the fund during the period. However, the fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2010 purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$120,425,829	$116,926,891

8. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are net of the redemption fees proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior period are:

Current Period	Prior Period
(03/01/10-08/31/10)	(03/01/09-02/28/10)

$3,224	$3,437

9. Federal Income Taxes:

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2010, the fund had capital loss carry forwards available to offset future net capital gains before the expiration date:

Expiration Date

February 28, 2016	$2,088,202
February 28, 2017	66,687,950
February 28, 2018	60,285,041

Totals	$129,061,193

For tax purposes, realized net capital losses occurring after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2010, the fund had no deferred realized net capital losses and did not utilize any capital losses to offset capital gains.

As of February 28, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2010, the fund did not incur any interest or penalties. The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for tax years before 2007.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM) (the “Agreement”) with respect to existing funds in the Trust, including Schwab Global Real Estate Fund (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 3, 2010. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and an appropriate index/benchmark, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer group and comparison having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab are committing resources to minimize the effects on shareholders of diseconomies of scale during the current period since fund assets are relatively small through the existing contractual expense waivers. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Investments which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1990.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1990.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1990.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR38869-03

Item 2: Code of Ethics.
Not applicable to this semi-annual report.
Item 3: Audit Committee Financial Expert.
Not applicable to this semi-annual report.
Item 4: Principal Accountant Fees and Services.
Not applicable to this semi-annual report.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1) Code of ethics — not applicable to this semi-annual report.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments — Schwab Global Real Estate Fund

By:	/s/ Randall W. Merk
Randall W. Merk
Chief Executive Officer
Date: October 15, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randall W. Merk
Randall W. Merk
Chief Executive Officer
Date: October 15, 2010

By:	/s/ George Pereira
George Pereira
Principal Financial Officer
Date: October 15, 2010